Dynamic International Opportunity Fund

Class I Shares (Symbol: ICCIX)

Class N Shares (Symbol: ICCNX)

Dynamic U.S. Opportunity Fund

Class I Shares (Symbol: ICSIX)

Class N Shares (Symbol: ICSNX)

each a series of Northern Lights Fund Trust II

Supplement dated July 30, 2021 to the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2021

The following supersedes any contrary information contained in the current Prospectus or SAI

On March 15, 2021, U. S. Bank, N.A. (“U.S. Bank”) acquired the securities custody services of MUFG Union Bank, N.A. (“MUFG Union Bank”). As a result, beginning on July 31, 2021, U.S. Bank will begin serving as custodian to the Funds. U.S. Bank is located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212. Any references to MUFG Union Bank as custodian in the Prospectus and SAI are hereby replaced with U.S. Bank.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information shares dated May 1, 2021, which provides information that you should know about the Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-855-USE-ETFS.